                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  August 31, 1998



                       JONES CABLE INCOME FUND 1-B, LTD.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)




       Colorado                   0-14906                  84-1010417
       --------                   -------                  ----------
(State of Organization)     (Commission File No.)        (IRS Employer
                                                       Identification No.)


  P.O. Box 3309, Englewood, Colorado 80155-3309          (303) 792-3111
---------------------------------------------------      --------------
(Address of principal executive office and Zip Code      (Registrant's
                                                          telephone no.
                                                      including area code)

Item 2. Disposition of Assets
        ---------------------

        On August 31, 1998, Jones Cable Income Fund 1-B/C Venture (the "Venture") sold the cable television system serving the community of South Sioux City, Nebraska (the "South Sioux City System") to an unaffiliated cable television system operator for an aggregate sales price of $9,500,000, subject to customary closing adjustments. The Venture is owned 40 percent by Jones Cable Income Fund 1-B, Ltd. (the "Partnership") and 60 percent by Jones Cable Income Fund 1-C, Ltd. ("Fund 1-C").

        From the proceeds of the South Sioux City System's sale, based upon financial information as of June 30, 1998, the Venture settled working capital adjustments, paid a brokerage fee to The Jones Group, Ltd., a subsidiary of Jones Intercable, Inc., the general partner of the Partnership and Fund 1-C (the "General Partner"), of $237,500, representing 2.5 percent of the sales price, for acting as a broker in the transaction, repaid $2,000,000 of the then outstanding balance of the Venture's credit facility and will distribute in September 1998 the remaining net sale proceeds of $7,210,000 to the Partnership and Fund 1-C in proportion to their ownership interests in the Venture. The Partnership will receive the $2,867,417 and Fund 1-C will receive $4,342,583 of such distribution. The Partnership, in turn, will distribute $2,867,417 (approximately $68 for each $1,000 invested in the Partnership) to the limited partners of the Partnership. Because the distribution to the limited partners of the Partnership together with all prior distributions will not return the amount initially contributed by the limited partners to the Partnership plus the limited partners' liquidation preference provided by the Partnership's limited partnership agreement, the General Partner will not receive a general partner distribution from the sale proceeds. Because the sale of the South Sioux City System did not represent a sale of all or substantially all of the Partnership's assets, no vote of the limited partners was required to approve the sale.

        The Venture's remaining assets are the cable television system serving areas in and around Myrtle Creek, Oregon (the "Myrtle Creek System"). The Venture continues to own the Myrtle Creek System.

        Taking into account prior distributions to limited partners from operating cash flow, and from the net proceeds of prior cable television system sales from the distribution of the Partnership's portion of the net sale proceeds from the sale of the South Sioux City System, the limited partners of the Partnership will have received a total of $1,066 for each $1,000 invested in the Partnership.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

        a.      Historical financial statements.
                Not applicable.

        b.      Pro forma financial statements.

                Pro forma financial statements of the Partnership and the Venture reflecting the disposition of the South Sioux City System are attached.

        c.      Exhibits.

                2.1 Asset Purchase Agreement dated as of June 24, 1998 between Jones Cable Income Fund 1-B/C Venture and TelePartners L.L.C.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              JONES CABLE INCOME FUND 1-B, LTD.

                              By:   Jones Intercable, Inc.,
                                    its general partner


Dated: September 14, 1998           By:/s/ Elizabeth M. Steele
                                       -----------------------
                                       Elizabeth M. Steele
                                       Vice President, General
                                       Counsel and Secretary



(38059)

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                     OF JONES CABLE INCOME FUND 1-B, LTD.



          The following unaudited pro forma balance sheet assumes that as of June 30, 1998, Jones Cable Income Fund 1-B/C Venture (the "Venture") had sold the cable television system serving subscribers in the communities of Three Rivers, Schoolcraft/Vicksburg, Constantine/White Pigeon, Dowagiac, Watervliet and Vandalia, all in the State of Michigan (the "Southwest Michigan System") for $31,250,000 and had sold the cable television system serving the community of South Sioux City, Nebraska (the "South Sioux City System") for $9,500,000. The Venture sold the Southwest Michigan System on July 31, 1998. Jones Cable Income Fund 1-B, Ltd. (the "Partnership") and Jones Cable Income Fund 1-C, Ltd. ("Fund 1-C"), are the partners in the Venture. The funds available to the Venture, adjusting for the estimated net closing adjustments of the South Sioux City System, are expected to total approximately $9,510,061. Such funds will be used to repay indebtedness of the Venture, and $7,210,000 will be distributed to the partners of the Venture. The Partnership will then distribute $2,867,417 to the limited partners of the Partnership. The unaudited pro forma statements of operations assume that the Southwest Michigan System and the South Sioux City System were sold as of January 1, 1997.

          The Partnership will continue to own a 40 percent interest in the Venture.

          The unaudited pro forma financial information should be read in conjunction with the appropriate notes to the unaudited pro forma financial information.

          ALL OF THE FOLLOWING UNAUDITED PRO FORMA FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF JUNE 30, 1998 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                       JONES CABLE INCOME FUND 1-B, LTD.

                       UNAUDITED PRO FORMA BALANCE SHEET
                                 June 30, 1998

                                                                  Pro Forma       Pro Forma
                                                As Reported      Adjustments       Balance
                                                ------------     ------------     ----------
ASSETS
Investment in cable television joint venture    $  2,486,428     $(2,135,070)   $   351,358
Distribution receivable from cable
 television joint venture                                  -      11,298,657      11,298,657
                                                ------------     -----------     -----------
Total assets                                    $  2,486,428     $ 9,163,587     $11,650,015
                                                ============     ===========     ===========

LIABILITIES AND PARTNERS' CAPITAL
Liabilities                                     $     52,766     $   (52,766)    $         -
                                                ------------     -----------     -----------

Partners' capital                                  2,433,662       9,216,353      11,650,015
                                                ------------     -----------     -----------

  Total liabilities and partners' capital       $  2,486,428     $ 9,163,587     $11,650,015
                                                ============     ===========     ===========




     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited pro forma balance sheet.

                       JONES CABLE INCOME FUND 1-B, LTD.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997

                                                         Pro Forma       Pro Forma
                                       As Reported      Adjustments       Balance
                                       ------------     ------------     ----------
EQUITY IN NET INCOME (LOSS) OF
     CABLE TELEVISION JOINT VENTURE    $  6,928,894     $ (7,009,530)    $  (80,636)
                                       ------------     ------------     ----------

NET INCOME (LOSS)                      $  6,928,894     $ (7,009,530)    $  (80,636)
                                       ============     ============     ==========




     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited pro forma statement.

                       JONES CABLE INCOME FUND 1-B, LTD.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1998



                                                       Pro Forma        Pro Forma
                                     As Reported      Adjustments        Balance
                                    -------------     -----------      ----------
OTHER EXPENSE                       $    (52,911)     $    52,911      $        -
                                    ------------      -----------      ----------

LOSS BEFORE EQUITY IN NET
  INCOME (LOSS) OF CABLE
  TELEVISION JOINT VENTURE               (52,911)          52,911               -

EQUITY IN NET INCOME (LOSS) OF
  CABLE TELEVISION JOINT VENTURE       4,734,717       (4,754,398)        (19,681)
                                    ------------      -----------      ----------
NET INCOME (LOSS)                   $  4,681,806      $(4,701,487)     $  (19,681)
                                    ============      ===========      ==========




     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited pro forma statement.

                       JONES CABLE INCOME FUND 1-B, LTD.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     1) The following calculations present the sale of the South Sioux City System and the resulting estimated proceeds expected to be received by the Partnership.

     2) The unaudited pro forma balance sheet assumes that the Venture had sold the Southwest Michigan System for $31,250,000 and had sold the South Sioux City System for $9,500,000 as of June 30, 1998. The unaudited pro forma statements of operations assume that the Venture had sold the cable television systems serving Brighton/Broomfield, Colorado; Clearlake Oaks, California; the Southwest Michigan System; and the South Sioux City System as of January 1, 1997.

     3) The estimated gain recognized from the sale of the South Sioux City System and corresponding estimated distribution to limited partners as of June 30, 1998 has been computed as follows:

GAIN ON SALE OF ASSETS:
Contract sales price                                                         $   9,500,000
Less: Net book value of investment in cable television properties
           at June 30, 1998                                                     (4,535,026)
      Payment of Brokerage Fee                                                    (237,500)
                                                                             -------------

Gain on sale of assets                                                       $   4,727,474
                                                                             =============

DISTRIBUTIONS TO PARTNERS:
Contract sales price                                                         $   9,500,000
Working capital adjustment:
Add:  Current assets                                                               187,072
Less: Current liabilities                                                         (177,011)
                                                                             -------------

Adjusted cash received by the Venture                                            9,510,061

Less: Repayment of outstanding debt to third parties                            (2,078,170)
      Payment of brokerage fee                                                    (237,500)
Plus: Cash on hand                                                                  15,609
                                                                             -------------
Cash available for distribution                                              $   7,210,000
                                                                             =============

Distribution to the Partnership                                              $   2,867,417
                                                                             =============
Distribution to Fund 1-C                                                     $   4,342,583
                                                                             =============

     4) The unaudited pro forma statements of operations reflect the sale of the South Sioux City System and the repayment of approximately $2,078,170 of debt with proceeds of such sale. The Partnership will continue to own a 40 percent interest in the Venture.

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                   OF JONES CABLE INCOME FUND 1-B/C VENTURE



     The following unaudited pro forma balance sheet assumes that as of June 30, 1998, Jones Cable Income Fund 1-B/C Venture (the "Venture") had sold the cable television system serving subscribers in the communities of Three Rivers, Schoolcraft/Vicksburg, Constantine/White Pigeon, Dowagiac, Watervliet and Vandalia, all in the State of Michigan (the "Southwest Michigan System") for $31,250,000 and had sold the cable television system serving the community of South Sioux City, Nebraska (the "South Sioux City System") for $9,500,000. The Venture sold the Southwest Michigan System on July 31, 1998. Jones Cable Income Fund 1-C, Ltd. and Jones Cable Income Fund 1-B, Ltd. are the partners in the Venture. The funds available to the Venture, adjusting for the estimated net closing adjustments of the South Sioux City System, are expected to total approximately $9,510,061. Such funds will be used to repay indebtedness of the Venture, and $7,210,000 will be distributed to the partners of the Venture. The unaudited pro forma statements of operations assume that the Southwest Michigan System and South Sioux City System were sold as of January 1, 1997.

     The unaudited pro forma financial information should be read in conjunction with the appropriate notes to the unaudited pro forma financial information.

     ALL OF THE FOLLOWING UNAUDITED PRO FORMA FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF JUNE 30, 1998 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                     JONES CABLE INCOME FUND 1-B/C VENTURE

                       UNAUDITED PRO FORMA BALANCE SHEET
                                 June 30, 1998

                                                                            Pro Forma       Pro Forma
                                                        As Reported        Adjustments       Balance
                                                       -------------     -------------    -------------
ASSETS
Cash and cash equivalents                              $     456,818     $  28,183,439    $  28,640,257
Trade receivables, net                                       388,348          (371,122)          17,226
Investment in cable television properties:
  Property, plant and equipment, net                      13,974,508       (11,481,139)       2,493,369
  Intangibles, net                                         5,789,891        (4,815,958)         973,933
                                                       -------------     -------------    -------------

    Total investment in cable television properties       19,764,399       (16,297,097)       3,467,302
Deposits, prepaid expenses and deferred charges              814,168          (680,647)         133,521
                                                       -------------     -------------    -------------

Total assets                                           $  21,423,733     $  10,834,573    $  32,258,306
                                                       =============     =============    =============

LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Debt                                                 $  14,373,366     $ (11,747,975)   $   2,625,391
  Accrued liabilities                                        739,440          (438,067)         301,373
  Subscriber prepayments                                     163,463          (125,395)          38,068
  Accrued distribution to joint venture partners                   -        28,410,000       28,410,000
                                                       -------------     -------------    -------------

Total liabilities                                         15,276,269        16,098,563       31,374,832
                                                       -------------     -------------    -------------

Partners' capital                                          6,147,464        (5,263,990)         883,474
                                                       -------------     -------------    -------------

  Total liabilities and partners' capital              $  21,423,733     $  10,834,573    $  32,258,306
                                                       =============     =============    =============




     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited pro forma balance sheet.

                     JONES CABLE INCOME FUND 1-B/C VENTURE

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1998



                                                                      Pro Forma        Pro Forma
                                                  As Reported        Adjustments        Balance
                                                 --------------     -------------     ------------
REVENUES                                         $    6,246,930     $  (5,015,944)    $  1,230,986
COSTS AND EXPENSES:
  Operating expenses                                  3,613,725        (2,889,218)         724,507
  Management fees and allocated overhead from
    General Partner                                     697,002          (541,362)         155,640
  Depreciation and amortization                       2,173,449        (1,772,988)         400,461
                                                 --------------     -------------     ------------

OPERATING LOSS                                         (237,246)          187,624          (49,622)
                                                 --------------     -------------     ------------

OTHER INCOME (EXPENSES):
  Interest expense                                     (402,286)          389,991          (12,295)
  Gain on sale of cable television system            12,638,349       (12,638,349)               -
  Other, net                                            (93,568)          105,997           12,429
                                                 --------------     -------------     ------------

    Total other income (expense), net                12,142,495       (12,142,361)             134
                                                 --------------     -------------     ------------

NET INCOME (LOSS)                                $   11,905,249     $ (11,954,737)    $    (49,488)
                                                 ==============     =============     ============




     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.

                     JONES CABLE INCOME FUND 1-B/C VENTURE

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1998

                                                                             Pro Forma            Pro Forma
                                                       As Reported           Adjustments           Balance
                                                     --------------        --------------       -------------
REVENUES                                             $    6,246,930        $   (5,015,944)      $   1,230,986
COSTS AND EXPENSES:
 Operating expenses                                       3,613,725            (2,889,218)            724,507
 Management fees and allocated overhead from
  General Partner                                           697,002              (541,362)            155,640
 Depreciation and amortization                            2,173,449            (1,772,988)            400,461
                                                     --------------        --------------       -------------
OPERATING LOSS                                             (237,246)              187,624             (49,622)
                                                     --------------        --------------       -------------
OTHER INCOME (EXPENSES):
 Interest expense                                          (402,286)              389,991             (12,295)
 Gain on sale of cable television system                 12,638,349           (12,638,349)                  -
 Other, net                                                 (93,568)              105,997              12,429
                                                     --------------        --------------       -------------
  Total other income (expense), net                      12,142,495           (12,142,361)                134
                                                     --------------        --------------       -------------
NET INCOME (LOSS)                                    $   11,905,249        $  (11,954,737)      $     (49,488)
                                                     ==============        ==============       =============


   The accompanying notes to unaudited pro forma financial statements are an integral of this unaudited statement.

                     JONES CABLE INCOME FUND 1-B/C VENTURE

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1997

                                                                      Pro Forma        Pro Forma
                                                  As Reported        Adjustments        Balance
                                                 --------------     -------------     ------------
REVENUES                                         $   18,338,834     $ (15,912,017)    $  2,426,817
COSTS AND EXPENSES:
  Operating expenses                                 10,395,892        (8,967,698)       1,428,194
  Management fees and allocated overhead from
    General Partner                                   1,992,335        (1,655,359)         336,976
  Depreciation and amortization                       5,414,431        (4,633,551)         780,880
                                                 --------------     -------------     ------------

OPERATING INCOME (LOSS)                                 536,176          (655,409)        (119,233)

OTHER INCOME (EXPENSES):
  Interest expense                                   (1,521,275)        1,499,803          (21,472)
  Gain on sale of cable television system            18,493,041       (18,493,041)               -
  Other, net                                            (85,528)           23,476          (62,052)
                                                 --------------     -------------     ------------

    Total other income (expense), net                16,886,238       (16,969,762)         (83,524)
                                                 --------------     -------------     ------------

NET INCOME (LOSS)                                $   17,422,414     $ (17,625,171)    $   (202,757)
                                                 ==============     =============     ============




     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.

                     JONES CABLE INCOME FUND 1-B/C VENTURE

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     1) The following calculations present the sale of the South Sioux City System and the resulting estimated proceeds expected to be received by the Venture.

     2) The unaudited pro forma balance sheet assumes that the Venture had sold the Southwest Michigan System for $31,250,000 and had sold the South Sioux City System for $9,500,000 as of June 30, 1998. The unaudited pro forma statements of operations assume that the Venture had sold the cable television systems serving Brighton/Broomfield, Colorado; Clearlake Oaks, California; the Southwest Michigan System; and the South Sioux City System as of January 1, 1997.

     3) The estimated gain recognized from the sale of the South Sioux City System and corresponding estimated distribution to joint venture partners as of June 30, 1998 has been computed as follows:

GAIN ON SALE OF ASSETS:

Contract sales price                                                                               $   9,500,000
Less:  Net book value of investment in cable television properties
           at June 30, 1998                                                                           (4,535,026)
       Payment of Brokerage Fee                                                                         (237,500)
                                                                                                   -------------

Gain on sale of assets                                                                             $   4,727,474
                                                                                                   =============

DISTRIBUTIONS TO PARTNERS:
Contract sales price                                                                               $   9,500,000
Working capital adjustment:
Add:   Current assets                                                                                    187,072
Less:  Current liabilities                                                                              (177,011)
                                                                                                   -------------

Adjusted cash received by the Venture                                                                  9,510,061

Less:  Repayment of outstanding debt to third parties                                                 (2,078,170)
       Payment of brokerage fee                                                                         (237,500)
Plus:  Cash on hand                                                                                       15,609
                                                                                                   -------------
Cash available for distribution                                                                    $   7,210,000
                                                                                                   =============

Distribution to Fund 1-B                                                                           $   2,867,417
                                                                                                   =============
Distribution to Fund 1-C                                                                           $   4,342,583
                                                                                                   =============

     4) The unaudited pro forma statements of operations reflect the sale of the South Sioux City System and the repayment of approximately $2,078,170 of debt with proceeds of such sale.